Exhibit 99

Monthly Commentary

Attached is the monthly statistical report for April 2004.

Highlights/clarifications include:

•      Retail deposits decreased by $48.3 million on a month-over-month basis. We continue to tighten our deposit rates to discourage single-product relationships. Approximately $29.1 million of the decline was in CD accounts. This decline was offset by a $55.8 million increase in escrow accounts held for our mortgage servicing operation.

•      Auto loan production totaled $40.4 million, an increase of $6.2 million or 18%.

•      The core held-for-investment servicing portfolio climbed to $12.9 billion, an increase of $75.6 million. We corrected last month’s held-for-sale MSR number to $475 million (from $182 million). We discovered that the number had been underreported as we prepared our first quarter earnings release and supplemental financial data. The earnings material included the correct number.

•      Conforming production totaled $1.3 billion, an increase of $181 million or 17%. The increase reflects the heightened mortgage application lock activity experienced during March as interest rates moved lower industry-wide. Non-conforming production reached a record $253 million, an increase of $22.5 million or 9.7%

•      Conforming sales were down to $625 million, a decrease of $744 million or 54%. Part of this decrease is attributable to the high-level of sales recorded during March. Non-conforming sales totaled $200 million, a decrease of $8.7 million or 4%.

•      The locked mortgage application pipeline decreased to $1.1 billion, a decrease of $567 million or 34%. The recent uptick in interest rates led to the decline.

Earnings outlook:

During last month’s analyst-investor call, management stated second quarter results were expected to be comparable to first quarter’s. Pricing pressure in the conforming mortgage operation and servicing net hedge performance pose additional downside risk.

As always, we appreciate your interest in our company. Please let me know if you have questions or need anything more.

Matthew Shepherd
Director, Corporate Communications, NetBank, Inc.
Phone: 678-942-2683; Fax: 770-343-9344
mshepherd@netbank.com

NetBank, Inc. Monthly Operating Statistics and Financial Data

($ in thousands; unaudited)

	April 30, 2003	May 31, 2003	June 30, 2003	July 31, 2003	August 31, 2003	September 30, 2003
NETBANK, INC. CONSOLIDATED

Retail customers
Business customers
Total customers

Services per customer

Total average assets (consolidated)	$3,935,052	$4,141,618	$4,376,432	$4,430,258	$4,578,824	$4,671,386

BANKING SEGMENT

Retail customers
Business customers
Total customers	163,480	163,095	162,854	163,232	164,188	165,467

Services per customer
Online bill pay penetration (accounts > 90 days)	47%	46%	47%	47%	47%	47%
Direct deposit of payroll penetration (accounts > 90 days)	46%	46%	45%	44%	44%	44%

Retail deposits						$2,212,717
Small business deposits						17,454
Other deposits						295,533
Total deposits	$2,415,919	$2,410,112	$2,478,181	$2,669,778	$2,653,413	$2,525,704

Average retail checking account balance	$1,800	$1,919	$1,886	$1,904	$1,980	$1,928
Average retail money market account balance	$13,093	$13,626	$13,949	$14,382	$14,716	$14,947
Average retail CD balance	$17,488	$17,677	$17,772	$17,744	$17,679	$17,668

Average small business checking account balance						$3,937
Average small business money market account balance						$34,651
Average small business CD balance						$67,858

Indirect Auto Lending –
Number of loans		112	200	445	595	1,014
Production		$1,899	$3,478	$7,841	$11,327	$19,760
Weighted Average Note Rate						6.35%

Business Equipment Financing –
Production

Servicing Portfolio –
Held for sale MSRs	$412,250	$480,405	$330,594	$580,315	$510,459	$281,946
Available for sale MSRs	8,089,558	8,712,955	9,187,797	9,824,147	10,502,779	10,990,711
UPB underlying MSRs	8,501,808	9,193,360	9,518,391	10,404,462	11,013,238	11,272,657
Work-in-process and whole loans	2,206,237	2,289,467	3,137,931	3,576,571	3,505,018	3,832,375
Sold but not transferred	902,659	1,027,086	753,718	1,081,955	1,339,979	833,827
Third party subservicing	1,130,128	1,140,251	1,041,870	970,569	898,064	876,210
Total loans serviced	$12,740,832	$13,650,164	$14,451,910	$16,033,557	$16,756,299	$16,815,069

Weighted average note rate	6.42%	6.36%	6.35%	6.27%	6.19%	6.13%
Weighted average service fee	0.37%	0.36%	0.35%	0.35%	0.34%	0.34%
Delinquency percentage (30+ days)	2.70%	2.80%	2.51%	2.95%	3.36%	3.33%
Bankruptcy & foreclosure	0.73%	0.72%	0.58%	0.62%	0.64%	0.63%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$1,669,002	$1,589,147	$1,835,040	$2,240,109	$1,652,731	$1,199,650
Non-conforming mortgage production	178,805	168,980	160,556	171,913	179,889	237,231
Total mortgage production	$1,847,807	$1,758,127	$1,995,596	$2,412,022	$1,832,620	$1,436,881

Refinance loans as a % of production	53%	42%	44%	51%	54%	41%

Conforming mortgage sales	$1,325,106	$1,519,904	$1,133,634	$2,062,984	$1,676,816	$848,545
Non-conforming mortgage sales	153,555	173,694	177,902	148,720	183,977	—
Total mortgage sales	$1,478,661	$1,693,598	$1,311,536	$2,211,704	$1,860,793	$848,545

Locked mortgage pipeline	$2,368,193	$3,003,749	$3,362,424	$2,204,239	$1,434,890	$1,389,535
Application mortgage pipeline	2,612,205	2,819,135	2,954,577	2,801,579	2,451,480	2,010,190
Total mortgage pipeline	$4,980,398	$5,822,884	$6,317,001	$5,005,818	$3,886,370	$3,399,725

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)
ATMs (proprietary)
Total ATMS Serviced

Merchant Service Terminals

Insurance Sales Processing –
Number of policies sold		40	38	63	47	38
Number of policies in force	84	119	154	217	259	294

	October 30, 2003	November 30, 2003	December 31, 2003	January 31, 2004	February 29, 2004	March 31, 2004	April 30, 2004
NETBANK, INC. CONSOLIDATED

Retail customers						254,531	256,238
Business customers						19,487	19,573
Total customers						274,018	275,811

Services per customer						1.75	1.75

Total average assets (consolidated)	$4,505,454	$4,406,864	$4,427,911	$4,525,943	$4,479,099	$4,457,366	$4,541,118

BANKING SEGMENT

Retail customers						163,791	164,550
Business customers						1,386	1,492
Total customers	165,692	165,901	165,762	165,814	164,137	165,177	166,042

Services per customer						2.23	2.23
Online bill pay penetration (accounts > 90 days)	47%	48%	48%	48%	48%	48%	49%
Direct deposit of payroll penetration (accounts > 90 days)	44%	44%	45%	45%	47%	48%	50%

Retail deposits	$2,268,065	$2,295,409	$2,315,086	$2,335,435	$2,340,613	$2,267,789	$2,219,497
Small business deposits	20,382	24,326	26,555	29,178	32,051	33,162	34,885
Other deposits	235,155	200,229	199,718	233,386	235,146	346,239	402,087
Total deposits	$2,523,602	$2,519,964	$2,541,359	$2,597,999	$2,607,810	$2,647,190	$2,656,469

Average retail checking account balance	$2,029	$2,008	$2,063	$2,333	$2,270	$2,210	$2,384
Average retail money market account balance	$15,365	$15,656	$15,777	$15,672	$15,845	$15,858	$15,631
Average retail CD balance	$17,567	$17,582	$17,590	$17,712	$17,794	$17,775	$17,673

Average small business checking account balance	$3,803	$4,193	$4,697	$4,449	$5,356	$4,684	$5,335
Average small business money market account balance	$35,733	$39,861	$38,835	$37,219	$36,631	$35,530	$34,232
Average small business CD balance	$65,104	$64,924	$59,673	$56,113	$52,673	$51,582	$51,509

Indirect Auto Lending –
Number of loans	957	615	1,069	1,499	1,013	1,569	1,812
Production	$19,124	$12,511	$22,961	$31,460	$21,009	$34,251	$40,401
Weighted Average Note Rate	6.58%	6.56%	6.20%	6.19%	6.25%	5.89%	5.78%

Business Equipment Financing –
Production				$12,975	$11,061	$15,443	$15,215

Servicing Portfolio –
Held for sale MSRs	$289,677	$396,414	$250,338	$152,870	$161,363	$475,284	$311,909
Available for sale MSRs	11,815,377	11,958,653	12,293,325	12,476,242	12,555,359	12,775,835	12,851,438
UPB underlying MSRs	12,105,054	12,355,067	12,543,663	12,629,112	12,716,722	13,251,119	13,163,347
Work-in-process and whole loans	3,074,220	3,186,351	3,429,796	3,159,542	3,086,007	3,340,011	3,505,002
Sold but not transferred	1,186,995	1,288,353	498,474	687,321	752,863	509,969	337,728
Third party subservicing	828,064	763,326	553,554	598,119	498,576	480,143	472,948
Total loans serviced	$17,194,333	$17,593,097	$17,025,487	$17,074,094	$17,054,168	$17,581,242	$17,479,025

Weighted average note rate	6.12%	6.10%	6.09%	6.08%	6.08%	6.04%	5.98%
Weighted average service fee	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%
Delinquency percentage (30+ days)	3.12%	4.73%	4.15%	4.45%	4.25%	3.23%	3.30%
Bankruptcy & foreclosure	0.71%	0.67%	0.77%	0.84%	0.94%	0.95%	0.94%

FINANCIAL INTERMEDIARY SEGMENT

Conforming mortgage production	$944,564	$780,153	$893,909	$793,362	$848,767	$1,088,709	$1,269,828
Non-conforming mortgage production	254,550	193,478	214,626	138,779	158,406	230,743	253,199
Total mortgage production	$1,199,114	$973,631	$1,108,535	$932,141	$1,007,173	$1,319,452	$1,523,027

Refinance loans as a % of production	38%	40%	41%	45%	46%	44%	49%

Conforming mortgage sales	$1,471,454	$777,349	$909,852	$563,956	$814,283	$1,369,472	$625,308
Non-conforming mortgage sales	423,078	253,340	15,106	376,279	145,225	208,918	200,200
Total mortgage sales	$1,894,532	$1,030,689	$924,958	$940,235	$959,508	$1,578,390	$825,508

Locked mortgage pipeline	$1,077,757	$1,001,046	$966,943	$1,140,608	$1,157,054	$1,678,698	$1,111,482
Application mortgage pipeline	2,726,520	3,066,998	3,159,307	3,406,573	3,374,833	4,067,125	4,198,278
Total mortgage pipeline	$3,804,277	$4,068,044	$4,126,250	$4,547,181	$4,531,887	$5,745,823	$5,309,760

TRANSACTION PROCESSING SEGMENT

ATM/Merchant Processing –
ATMs (third-party owned)		3,887	3,780	3,834	4,885	4,949	5,149
ATMs (proprietary)		399	536	536	537	532	543
Total ATMS Serviced		4,286	4,316	4,370	5,422	5,481	5,692

Merchant Service Terminals		151	178	187	2,005	2,035	2,074

Insurance Sales Processing –
Number of policies sold	49	71	92	68	48	135	132
Number of policies in force	336	396	477	542	588	721	846

Note: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company.  All statistics are unaudited.